92192-P1 03/24

LEGG MASON ETF INVESTMENT TRUST II

SUPPLEMENT DATED MARCH 4, 2024

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED AUGUST 1, 2023 OF

CLEARBRIDGE FOCUS VALUE ESG ETF (the “Fund”)

Effective March 1, 2024, the Board of Trustees of the Fund approved a management fee reduction for the Fund. The Fund’s Summary Prospectus, Prospectus and SAI are amended as follows:

I.	The following replaces the “Annual Fund Operating Expenses” and “Example” tables in the “Fund Summary – Fees and Expenses of the Fund” section of the Fund’s Summary Prospectus and Prospectus:

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.47
Distribution and/or service (12b-1) fees	0.00
Other expenses	None
Acquired fund fees and expenses	0.01
Total annual fund operating expenses[2]	0.48

1.

Management fees of the fund have been restated to reflect current fiscal year fees as a result of a decrease in the Fund’s contractual management fee rate effective on March 1, 2024. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater.

2.

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

Example

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

II.	The following is added to the “More on fund management – Management fee” section of the Fund’s Prospectus:

Effective March 1, 2024, the fund’s management fee is equal to the annual rate of 0.47% of the average daily net assets of the fund. Prior to March 1, 2024, the fund paid Franklin Templeton Fund Adviser, LLC a management fee of 0.49% of the fund’s average daily net assets.

III.	The following replaces the table included in the “Investment Management and Other Service Provider Information – Manager” section of the Fund’s SAI:

Investment Management Fee Rate (% of Average Daily Net Assets)
0.47*

*	Effective March 1, 2024, the Fund’s management fee was reduced. Prior to March 1, 2024, the Fund paid a fee equal to an annual rate of 0.49% of the value of the average daily net assets of the Fund.

Please retain this supplement for future reference.